American Beacon Aberdeen Municipal High Income ETF
Supplement dated August 18, 2026 to the Prospectus and Summary Prospectus,
each dated June 24, 2026

Effective immediately, the Prospectus and Summary Prospectus of the American Beacon Aberdeen Municipal High Income ETF (the "Fund"), are amended to update certain tax-related disclosures. Accordingly, the following changes are made effective immediately.

1.
On page 6 of the Prospectus and 6 of the Summary Prospectus, under the heading “Tax Information,” the information is deleted and replaced with the following:

The Fund expects most of its income to be exempt from federal income tax, and dividends you receive paid from such income should be exempt from regular federal income tax. A portion of such dividends received by individual shareholders may be subject to alternative minimum tax. The Fund’s distributions of any taxable net investment income and any net short-term capital gain (i.e., dividends) will be taxable to you as ordinary income, and distributions of any net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be subject to tax as long-term capital gain.

2.
On pages 18-19 of the Prospectus, under the heading “About Your Investment - Distributions and Taxes - Taxes,” the section is deleted and replaced with the following:

Taxes
Fund distributions are expected to be exempt-interest dividends, which will be exempt from regular federal income tax. A portion of such dividends received by individual shareholders may be subject to alternative minimum tax. Fund distributions of any taxable net investment income and any net short-term capital gain will be taxable to you as ordinary income, and distributions of any net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be subject to tax as long-term capital gain. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net exempt investment income*	Exempt from regular federal income tax
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Sales of shares owned for more than one year	Long-term capital gains or losses
Sales of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
* Whether reinvested or taken in cash.
To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. No portion of the dividends the Fund pays to individuals is expected to be "qualified dividend income" ("QDI") eligible for the preferential rates, mentioned above, that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
No portion of the dividends the Fund pays is expected to be eligible for the dividends-received deduction allowed to corporations ("DRD").
A shareholder may realize a taxable gain or loss when selling shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held. Any capital gain an individual shareholder recognizes on a sale of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays – other than exempt-interest dividends, and net gains realized on the sale or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

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AMHI-20260818-PRO

American Beacon Aberdeen Municipal High Income ETF
Supplement dated August 18, 2026 to the
Statement of Additional Information, dated June 24, 2026

Effective immediately, the Statement of Additional Information ("SAI") of the American Beacon Aberdeen Municipal High Income ETF (the "Fund"), is amended to update certain tax-related disclosures. Accordingly, the following changes are made effective immediately.

1.
On page 32, under the heading “TAX INFORMATION - Taxation of the Fund” the second paragraph is deleted and replaced with the following:

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders; and the dividends it pays would be taxable to its shareholders as ordinary income. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

2.
On page 32, under the heading “Taxation of Certain Investments and Strategies” the following paragraph is inserted as a new first paragraph:

The Fund primarily invests in municipal bonds issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) the income on which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed to be reliable), exempt from federal income tax. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends," which are not subject to federal income tax. All or a portion of the interest paid on the municipal bonds the Fund holds may be a "Tax Preference Item" for purposes of the alternative minimum tax ("AMT") applicable to individual shareholders, with the result that all or a portion of the Fund's dividends also would be such an item. Accordingly, if you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you. The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund's taxable income and generally will be taxable to its shareholders when it distributes that Income to them. The Fund's investments in certain debt obligations, such as zero coupon municipal instruments, may cause it to recognize taxable income in excess of the cash generated by those obligations. Thus, the Fund could be required at times to liquidate those or other investments in order to satisfy its distribution requirements.

3.
On page 34, under the heading “TAX INFORMATION - Taxation of the Fund’s Shareholders - General” the first paragraph is deleted and replaced with the following:

General - For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of exempt-interest dividends and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder.

4.
On page 35, the paragraph entitled “Non-U.S. Shareholders” is deleted and replaced with the following:

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a "non-U.S. shareholder") - other than (1) exempt interest dividends, (2) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is "effectively connected" with a trade or business within the United States the shareholder conducts and (3) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, "interest-related dividends" and "short-term capital gain dividends," to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

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AMHI-20260818-SAI